UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015

NTELOS HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51798 (Commission File Number)	36-4573125 (IRS Employer Identification No.)

1154 Shenandoah Village Drive, Waynesboro, Virginia 22980
(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements of Certain Officers
On March 5, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of NTELOS Holdings Corp. (the “Company”) took the following actions relating to executive compensation:
2014 Team Incentive Plan (“TIP”) Payments
After reviewing the Company’s consolidated financial results for 2014 and considering the Company’s 2014 targets under the Company’s 2014 Team Incentive Plan, as described in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders, and reviewing each executive’s achievement of individual performance goals, the Committee certified and approved final incentive payments to the Company’s named executive officers. Based upon such review, the Committee authorized the following payments to the named executive officers in the amounts set forth in the table below.

Name	Office	2014 TIP Payout

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	$99,820

Brian J. O’Neil	EVP, General Counsel and Secretary	$85,098

Robert L. McAvoy Jr.	EVP, Chief Technology Officer	$82,141

In addition, the Committee reviewed the performance of Rodney D. Dir under the terms of the Professional Services Agreement dated July 28, 2014, between the Company and Mr. Dir, pursuant to which Mr. Dir served as the President and Chief Operating Officer of the Company through January 31, 2015, and, following such review, authorized the payment of $150,000 to Mr. Dir pursuant to the terms of the Professional Services Agreement.

2013 Performance Stock Units (“PSUs”) - Year 2 Operating Goal Achievement
After considering the annual operating goal for 2014 related to profitable retail growth rate for the Company’s PSUs granted in 2013, as more fully described in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders, the Committee certified and approved achievement for that portion of the 2013 PSUs for each of the Company’s named executive officers, as follows:

Name	Office	2013 PSUs - Year 2 Operating Goal Achievement (PSUs #)

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	290

Brian J. O’Neil	EVP, General Counsel and Secretary	247

Robert L. McAvoy Jr.	EVP, Chief Technology Officer	156

2014 Performance Stock Units (“PSUs”) - Year 1 Operating Goal Achievement
After considering the annual operating goal for 2014 related to profitable retail growth rate for the Company’s PSUs granted in 2014, as more fully described in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders, the Committee certified and approved achievement for that portion of the 2014 PSUs for each of the Company’s named executive officers, as follows:

Name	Office	2014 PSUs - Year 1 Operating Goal Achievement (PSUs #)

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	242

Brian J. O’Neil	EVP, General Counsel and Secretary	206

Robert L. McAvoy Jr.	EVP, Chief Technology Officer	187
2015 Base Salaries
After considering a competitive market review of base salaries for corresponding positions and reviewing each executive’s performance and responsibility levels, the Committee set the annual base salary of the Company’s executive officers. The annual base salary approved by the Committee for each of the named executive officers is set forth in the table below.

Name	Office	Annual Base Salary

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	$362,457

Brian J. O’Neil	EVP, General Counsel and Secretary	$309,000

Robert L. McAvoy Jr.	EVP, Chief Technology Officer	$280,000
The Company previously disclosed in a current report on Form 8-K filed by the Company on February 5, 2015 (the “February 2015 Form 8-K”) that it had entered into a new Professional Services Agreement (the “2015 Professional Services Agreement”) with Rodney D. Dir to serve as Chief Executive Officer of the Company as an independent contractor until December 31, 2015. The 2015 Professional Services Agreement provides for payment for services at an annualized rate of $425,000.
2015 Team Incentive Plan
After considering a competitive market review of cash incentive payments as a percentage of base salary, the Committee approved the 2015 Team Incentive Plan for our named executive officers (the “2015 Plan”). The 2015 Plan establishes the performance measures for fiscal 2015 incentive payouts for the Company’s executive officers, including its named executive officers. Under the 2015 Plan, Messrs. Chandor, O’Neil and McAvoy each have a target individual payout percentage of 60% of their respective annual base salary.
The 2015 Plan incentive payouts are tied to the achievement of Company’s performance goals (“Plan Goals”) in 2015 in the areas of Revenues (30% weighting); Subscribers (30% weighting) and Adjusted EBITDA (as defined in the 2015 Plan) (40% weighting). The incentive payouts may be increased to a maximum of 200% of the target payout upon maximum achievement of each Plan Goal and decreased to a minimum of zero upon achievement below the minimum required payout level for each Plan Goal.

The 2015 Plan provides for an individual incentive award that is equal to the product of (i) the target percentage of the individual’s eligible base salary, (ii) an individual payout percentage up to a maximum percentage provided for in the 2015 Plan (as finally determined based on achievement of individual performance objectives) and (iii) the weighted company performance percentage, subject to a maximum incentive payout tied to the Company’s performance in 2015 on Plan Goals. The final incentive amounts paid, if any, shall be determined and certified by the Compensation Committee based on the achievement of the Company performance measures and the individual performance factors.

As previously disclosed in the February 2015 8-K, the 2015 Professional Services Agreement with Mr. Dir provides for a bonus incentive of up to $300,000 for the period through December 31, 2015.

2015 Equity Award Grants
After considering a competitive market review of long-term incentives for its executive officers, the Committee approved the following equity award grants under the Company’s 2010 Equity and Cash Incentive Plan for the following named executive officers:

Options
Options to purchase shares of common stock of the Company were granted on March 5, 2015, each having an exercise price of $6.00 per share, vesting 25% per year on each of March 4, 2016, March 3, 2017, March 5, 2018 and March 5, 2019 (based on continued employment or provision of services) and expiring on March 5, 2025, to the following named executive officers and with respect to the number of shares set forth in the table below.

Name	Office	Number of Options

Rodney D. Dir	President and Chief Executive Officer	100,000

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	52,683

Brian J. O’Neil	EVP, General Counsel and Secretary	44,913

Robert L. McAvoy Jr.	EVP, Chief Technology Officer	40,698

Restricted Stock
Shares of restricted stock were granted on March 5, 2015, all vesting on March 5, 2018 (based on continued employment), to the following named executive officers and with respect to the number of shares set forth in the table below.

Name	Office	Number of Shares Restricted Stock

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	75,670

Brian J. O’Neil	EVP, General Counsel and Secretary	64,509

Robert L. McAvoy Jr.	EVP, Chief Technology Officer	58,455

As previously disclosed in the February 2015 8-K, the Company issued 50,000 shares of restricted stock to Mr. Dir on February 5, 2015 in connection with the execution of the 2015 Professional Services Agreement and delivery of services thereunder.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: March 6, 2015

NTELOS HOLDINGS CORP.

By:	/s/ Brian J. O’Neil
Brian J. O’Neil
Executive Vice President, General Counsel and Secretary